SUPPLEMENT DATED MARCH 10, 2023 TO

THE NEW YORK LIFE PREMIER VARIABLE ANNUITY – P SERIES

PROSPECTUS DATED MAY 1, 2022

INVESTING IN NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

This supplement revises and, to the extent inconsistent therewith, replaces information contained in the New York Life Premier Variable Annuity – P Series prospectus dated May 1, 2022 (the “Prospectus”). You should read this information carefully and retain this supplement for future reference together with the Prospectus. This supplement is not valid unless it is read in conjunction with the Prospectus. All capitalized terms used but not defined herein have the same meaning as those included in the Prospectus.

1. The “”Fees and Expenses” information in the “IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE POLICY” section of the Prospectus is deleted in its entirety and replaced with the following:

	FEES AND EXPENSES	LOCATION IN PROSPECTUS

Charges for Early Withdrawal	If you withdraw more than the Surrender Charge Free Amount within 7 years following your premium payment, you will be assessed a surrender charge. The maximum surrender charge is 7% of the amount withdrawn during the first two Policy Year (s) declining to 0% over that seven-year period. For example, if you make an early withdrawal within the first two Policy Years, you could pay a surrender charge of up to $7,000 on a $100,000 investment.	CHARGES AND DEDUCTIONS – Transaction Expenses – Surrender Charges

Transaction Charges	In addition to surrender charges, you may also be charged for other transactions, such as when you transfer cash value between investment options more than 12 times a year, or if a premium payment is returned for insufficient funds. Although we do not currently charge for such transactions, we reserve the right to charge up to $30 per transaction. Currently, the policy offers only one Investment Division. In the future we may make additional Investment Divisions available.	CHARGES AND DEDUCTIONS – Transaction Expenses

Ongoing Fees and Expenses (annual charges)	The table below describes the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your Policy Data Page for information about the specific fees you will pay each year based on the options you have elected.	CHARGES AND DEDUCTIONS – Annual Policy Expenses; Annual Portfolio Expenses

ANNUAL FEE	Minimum	Maximum

Base contract[1]	1.00%	1.20%	CHARGES AND DEDUCTIONS – Annual Policy Expenses

Investment options (Portfolio fees and expenses)[2]	0.80%	0.80%	CHARGES AND DEDUCTIONS – Annual Portfolio Expenses

Investment Preservation Rider – P Series (IPR)[3]	0.70%	0.70%	CHARGES AND DEDUCTIONS – Charge for the Investment Preservation Rider – P Series

[1] As a percentage of Accumulation Value.

[2] As a percentage of average net Portfolio assets. Fees and expenses are for the year ended December 31, 2021 and will change from year to year. Minimum will be lower for California residents over 60 who choose to allocate to the Fidelity VIP Government Money Market Portfolio during the Free Look period.

[3] As an annualized percentage of daily Accumulation Value. The IPR is included with all policies.

Because your policy is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your policy, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the policy, which could add surrender charges that substantially increase costs.

LOWEST ANNUAL COST: $2,272.00	HIGHEST ANNUAL COST $2,272.00

Assumes:

• Investment of $100,000

• 5% annual appreciation

• Least expensive combination of Base Contract Charges and Portfolio fees and expenses

• No sales charges

• No additional purchase payments, transfers or withdrawals

Assumes:

• Investment of $100,000

• 5% annual appreciation

• Most expensive combination of Base Contract Charges, and Portfolio fees and expenses

• No sales charges

• No additional purchase

payments, transfers or withdrawals

2. The “Annual Policy Expenses” information in the “TABLE OF FEES AND EXPENSES” section is deleted in its entirety and replaced with the following:

Annual Policy Expenses

	Guaranteed Maximum Charge	Current Charge

Base Contract Expenses (M&E Charges)[1]	1.20% (During the Surrender Charge Period)	1.20% (During the Surrender Charge Period)
	1.00% (After the Surrender Charge Period)	1.00% (After the Surrender Charge Period)

Annual Charge for IPR-P Series (IPR)[2]	1.80%	0.70%

[1] As an annualized percentage of daily Accumulation Value. We call this the “Mortality and Expense Risk and Administrative Costs Charge (M&E)” in your policy and elsewhere in this prospectus.

[2] As an annualized percentage of daily Accumulation Value. The IPR is included with all policies.

New York Life Insurance and Annuity Corporation (a Delaware Corporation)

51 Madison Avenue, New York, New York 10010